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                                                                   EXHIBIT 10.21

                              CAMBREX CORPORATION

                           ANNUAL REPORT ON FORM 10-K

                          REVISED SCHEDULE OF PARTIES

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
        NAME                             TITLE                       DATE OF AGREEMENT
        ----                             -----                       -----------------
James A. Mack          President and Chief                               02/01/90
                       Executive Officer
Peter Tracey           Executive Vice President --                       11/05/90
                       Corporate Development
Claes Glassell         Vice President -- Cambrex                         10/12/94
                       President, International
Steven M. Klosk        Executive Vice President --                       10/21/92
                       Administration
Peter E. Thauer        Vice President -- Law and Environment,            08/28/89
                       General Counsel and Corporate Secretary
Salvatore J. Guccione  Vice President --                                 12/14/95
                       Corporate Development
Douglas H. MacMillan   Vice President,                                   04/14/97
                       Chief Financial Officer
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